Dreyfus Small Cap Fund
Summary Prospectus March 1, 2012
Class Ticker A DSVAX B DSVBX C DSVCX I DSVRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2012 (as amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I
Management fees	1.25	1.25	1.25	1.25
Distribution and/or Service (Rule 12b-1) fees	.25	1.00	1.00	none
Other expenses	.01	.00	.01	.01
Total annual fund operating expenses	1.51	2.25	2.26	1.26
Fee waiver and/or expense reimbursement*	(.01)	(.00)	(.01)	(.01)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.50	2.25	2.25	1.25

0148SP0312

* The Dreyfus Corporation has agreed to pay all of the fund’s expenses, except management fees, Rule 12b-1 fees, and certain other expenses, including the fees and expenses of the non-

interested board members and their counsel. The Dreyfus Corporation has agreed to reduce its fees in an amount equal to the fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of .01% for Class A, Class C and Class I shares and less than .01% for Class B shares for the past fiscal year).

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class B	$628	$1,003	$1,405	$2,223
Class C	$328	$703	$1,205	$2,585
Class I	$127	$397	$686	$1,511

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,346	$2,263
Class B	$228	$703	$1,205	$2,223
Class C	$228	$703	$1,205	$2,585
Class I	$127	$397	$686	$1,511

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 93.87% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index, the fund's benchmark, at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. The fund's portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund's portfolio to reflect new developments.

In general, the fund's portfolio managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint. The fund's sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000® Index at any given time.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

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• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com. The fund was managed pursuant to a different investment strategy before April 2010. Therefore, the performance shown below for periods prior to April 2010 is not necessarily indicative of how the fund would have performed pursuant to its current investment strategy.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q2, 2003:25.36% Worst Quarter Q3,2011: -30.01%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/11) Class
	1 Year	5 Years	10 Years
Class A returns before taxes	-19.32%	-6.49%	3.85%
Class A returns after taxes on distributions	-19.32%	-7.26%	2.87%
Class A returns after taxes on distributions and sale of fund shares	-12.56%	-5.59%	3.04%
Class B returns before taxes	-18.44%	-6.39%	4.01%
Class C returns before taxes	-15.88%	-6.07%	3.69%
Class I returns before taxes	-14.19%	-5.14%	4.74%
Russell 2000® Index reflects no deduction for fees, expenses or taxes	-4.18%	0.15%	5.62%
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. Investment decisions for the fund are made by a team of portfolio managers. The team members are David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang, each of whom serves as a portfolio manager of the fund. The team has managed the fund since May 2011. Mr. Daglio has been a

Dreyfus Small Cap Fund Summary	3

portfolio manager of the fund since February 2010 and is a senior vice president at The Boston Company Asset Management Company LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Boyd has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM. Mr. Dutile has been a portfolio manager of the fund since February 2010 and is an equity research analyst and portfolio manager at TBCAM. Mr. Kang has been a portfolio manager of the fund since May 2011 and is an equity research analyst and portfolio manager at TBCAM. There are no limitations on the role of a team member with respect to making investment decisions for the fund. Each such member of the team also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston MA 02205-5268. The fund closed to new investors, with certain exceptions, on November 30, 2010.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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